UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22147

PowerShares India Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Rd

Downers Grove, IL 60515

(Address of principal executive offices)(Zip code)

Daniel E. Draper

President

3500 Lacey Road

Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 983-0903

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Explanatory Note:

The Registrant is filing this amendment to its Form N-CSR for the period ended October 31, 2015, originally filed with the Securities and Exchange Commission on December 30, 2015 (Accession Number 0001193125-15-416896). The sole purpose of this filing is to include additional information in Item 4, which was inadvertently omitted in the original filing.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

October 31, 2015

2015 Annual Report to Shareholders

PIN	PowerShares India Portfolio

2

The Market Environment

Global Equity

International markets experienced increased volatility during the fiscal year ended October 31, 2015, driven largely by the continued slowdown in energy markets and the economic downturn in China. Developed markets were generally able to withstand these headwinds, even as more fragile emerging markets began to falter.

As the reporting period began in late 2014, international equity markets moved higher, although economic growth appeared to be somewhat stronger in the US than in the rest of the world. Equity markets globally were recovering from the initial crash of oil prices when OPEC added additional uncertainty by deciding to maintain high production despite low prices and slowing global growth. In this environment, commodity-based economies and most currencies underperformed those of the US.

Global markets were rattled again amid growing concerns that Greece and the eurozone would fail to reach an agreement on a financial bailout plan. However, those fears subsided when a bailout was ultimately approved. The eurozone also benefited from generally positive economic data, which helped markets weather subsequent economic volatility.

In the summer of 2015, fears of a potential economic slowdown in China dominated headlines. The combination of a slowing Chinese economy, a sharp sell-off in domestic Chinese equities and the devaluation of China’s currency, the renminbi, contributed to a strong correction in global equity markets. Emerging markets, in particular, were hard hit by events in China and by continued weak commodity prices—as well as by the US Federal Reserve’s decision to delay raising interest rates, which increased investor uncertainty and market volatility.

3

PIN	Manager’s Analysis
PowerShares India Portfolio (PIN)

As an index fund, the PowerShares India Portfolio (the “Portfolio”) is passively managed and attempts to track the returns of an underlying index. The Portfolio seeks to achieve its investment objective by investing substantially all of its assets in a wholly-owned subsidiary located in the Republic of Mauritius (the “Subsidiary”). Through the Portfolio and Subsidiary (collectively the “Fund”), the Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Indus India Index (the “Index”). The Subsidiary invests at least 90% of its total assets in securities of Indian companies that comprise the Index, as well as American depositary receipts and global depositary receipts based on the securities in the Index.

Indus Advisors LLC compiles the Index, which is comprised of Indian equity securities that are traded on regulated stock exchanges in India. The Index is designed to represent the large-cap segment of the Indian equity markets. The Fund, through its investment in the Subsidiary, generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (11.21)%. On a net asset value (“NAV”) basis, the Fund returned (9.88)%. During the same time period, the Index returned (8.96)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI India Index (Net) (the “Benchmark Index”) returned (8.06)%. The Benchmark Index is an unmanaged index weighted by market capitalization.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the Indian equity market. The performance of the Fund differed from the Benchmark Index in part because the Index and Benchmark Index employ different methodologies for weighting and security selection.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the health care sector during the fiscal year ended October 31, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection within the energy sector.

For the fiscal year ended October 31, 2015, the information technology sector contributed most significantly to the Fund’s return, followed by the financials sector. The energy sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Infosys, Ltd., an information technology company (portfolio average weight of 18.29%), and Housing Development Finance Corp., a financials company (portfolio average weight of 6.38%). Positions that detracted most significantly from the Fund’s return included Oil & Natural Gas Corp., Ltd., an energy company (portfolio average weight of 6.55%), and Tata Motors, Ltd., an industrials company (portfolio average weight of 2.51%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Energy	22.1
Information Technology	21.9
Health Care	13.0
Financials	10.8
Materials	6.9
Consumer Staples	6.6
Industrials	5.9
Consumer Discretionary	5.6
Telecommunication Services	5.0
Utilities	2.0
Time Deposit	0.1
Other Assets less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Infosys, Ltd.	11.1
Reliance Industries, Ltd.	10.0
Housing Development Finance Corp.	5.8
Sun Pharmaceutical Industries, Ltd.	5.7
Hindustan Unilever, Ltd.	4.8
Oil & Natural Gas Corp., Ltd.	4.8
Tata Consultancy Services, Ltd.	4.0
Coal India, Ltd.	3.5
Bharti Airtel, Ltd.	3.3
Indian Oil Corp., Ltd.	2.9
Total	55.9

4

PowerShares India Portfolio (PIN) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Indus India Index	(8.96)%	6.20%	19.78%	(1.97)%	(9.47)%	(0.31)%	(2.38)%
MSCI India Index (Net)††	(8.06)	6.19	19.73	(1.81)	(8.74)	0.18	1.35
Fund
NAV Return	(9.88)	4.78	15.03	(3.72)	(17.28)	(2.10)	(14.98)
Market Price Return	(11.21)	4.57	14.34	(3.98)	(18.37)	(2.51)	(17.69)

Fund Inception: March 5, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.85% includes the unitary management fee of 0.78% and other expenses of 0.07%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of witholding taxes.

5

Consolidated Schedule of Investments(a)

PowerShares India Portfolio (PIN)

October 31, 2015

Number of Shares		Value
	Common Stocks—99.8%
	India—99.8%
	Consumer Discretionary—5.6%
216,032	Bharat Forge, Ltd.	$2,841,030
19,694	Bosch, Ltd.	6,165,583
81,129	Hero MotoCorp, Ltd.	3,204,934
285,080	Mahindra & Mahindra, Ltd.	5,163,680
1,526,088	Tata Motors, Ltd.(b)	8,990,245

		26,365,472

	Consumer Staples—6.6%
1,873,274	Hindustan Unilever, Ltd.	22,952,587
29,459	Procter & Gamble Hygiene & Health Care, Ltd.	2,740,979
118,289	United Spirits, Ltd.(b)	5,693,965

		31,387,531

	Energy—22.1%
3,358,384	Coal India, Ltd.	16,441,151
1,463,620	Essar Oil, Ltd.(b)	4,284,804
2,256,534	Indian Oil Corp., Ltd.	13,804,415
6,004,243	Oil & Natural Gas Corp., Ltd.	22,691,068
3,275,356	Reliance Industries, Ltd.	47,502,561

		104,723,999

	Financials—10.8%
107,666	Bajaj Finserv, Ltd.	3,242,584
1,423,896	Housing Development Finance Corp.	27,387,309
1,861,734	ICICI Bank, Ltd.	7,891,963
338,369	Indiabulls Housing Finance, Ltd.	3,731,147
120,878	Shriram City Union Finance, Ltd.	3,403,711
1,585,443	State Bank of India	5,751,462

		51,408,176

	Health Care—13.0%
144,501	Apollo Hospitals Enterprise, Ltd.	2,902,956
460,604	Aurobindo Pharma, Ltd.	5,892,446
728,161	Cadila Healthcare, Ltd.	4,644,541
531,947	Cipla, Ltd.	5,620,672
74,963	Dr. Reddy’s Laboratories, Ltd.	4,909,850
79,927	GlaxoSmithKline Pharmaceuticals, Ltd.	4,048,823
219,130	Lupin, Ltd.	6,468,435
1,988,466	Sun Pharmaceutical Industries, Ltd.	27,069,247

		61,556,970

	Industrials—5.9%
173,379	ABB India, Ltd.	3,284,901
206,520	Bharat Electronics, Ltd.	3,930,975
684,997	Bharat Heavy Electricals, Ltd.	2,084,500
1,485,725	Crompton Greaves, Ltd.	3,956,174
22,685	Eicher Motors, Ltd.	6,159,423
131,284	Larsen & Toubro, Ltd.	2,834,324
289,859	Siemens, Ltd.	5,887,449

		28,137,746

	Information Technology—21.9%
700,789	HCL Technologies, Ltd.	9,348,501
3,043,236	Infosys, Ltd.	52,879,980
171,324	Mindtree, Ltd.	4,114,450
55,499	Oracle Financial Services Software, Ltd.	3,295,500
491,213	Tata Consultancy Services, Ltd.	18,756,977
411,753	Tech Mahindra, Ltd.	3,397,301
1,377,545	Wipro, Ltd.	12,076,313

		103,869,022

Number of Shares		Value
	Common Stocks (continued)
	India (continued)
	Materials—6.9%
501,799	Asian Paints, Ltd.	$6,378,749
3,931,005	Hindustan Zinc, Ltd.	9,453,783
327,678	JSW Steel, Ltd.	4,565,026
2,773,011	NMDC, Ltd.	4,254,256
435,001	UPL, Ltd.	3,060,218
3,406,196	Vedanta, Ltd.	5,210,028

		32,922,060

	Telecommunication Services—5.0%
2,898,448	Bharti Airtel, Ltd.	15,482,489
3,859,331	Idea Cellular, Ltd.	8,268,519

		23,751,008

	Utilities—2.0%
4,705,343	NTPC, Ltd.	9,562,622

	Total Common Stocks (Cost $362,831,162)	473,684,606

Principal
	Short-Term Instruments—0.1%
	Time Deposit—0.1%
$555,046	JPMorgan Chase & Co. 0.03%, 11/02/15 (Cost $555,046)	555,046

	Total Investments—99.9% (Cost $363,386,208)	474,239,652
	Other assets less liabilities—0.1%	446,869

	Net Assets—100.0%	$474,686,521

Footnotes to the Consolidated Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classifications Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6

Consolidated Statements of Assets and Liabilities

October 31, 2015

PowerShares India Portfolio (PIN)
Assets:
Investments, at value	$474,239,652
Foreign currencies, at value	508,744
Cash	42,746
Receivables:
Dividends	771,977

Total Assets	475,563,119

Liabilities:
Payables:
Accrued unitary management fee	604,963
Accrued tax expense	271,635

Total Liabilities	876,598

Net Assets	$474,686,521

Net Assets Consist of:
Shares of beneficial interest	$491,306,273
Undistributed net investment income	38,899
Undistributed net realized gain (loss)	(127,506,785)
Net unrealized appreciation	110,848,134

Net Assets	$474,686,521

Shares outstanding (unlimited amount authorized, $0.01 par value)	23,600,000
Net asset value	$20.11

Market price	$19.91

Investments, at cost	$363,386,208

Foreign currencies, at cost	$510,135

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7

Consolidated Statement of Operations

For the year ended October 31, 2015

PowerShares India Portfolio (PIN)
Investment Income:
Dividend income	$9,291,937
Interest income	1,608

Total Income	9,293,545

Expenses:
Unitary management fee	4,550,330
Tax expense	218,002

Total Expenses	4,768,332

Net Investment Income	4,525,213

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investment securities	(10,366,705)
Foreign currencies	(1,000,132)

Net realized gain (loss)	(11,366,837)

Net change in unrealized appreciation (depreciation) from :
Investment securities	(58,067,641)
Foreign currencies	(6,201)

Net change in unrealized appreciation (depreciation)	(58,073,842)

Net realized and unrealized gain (loss)	(69,440,679)

Net increase (decrease) in net assets resulting from operations	$(64,915,466)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2015 and 2014

	PowerShares India Portfolio (PIN)
	2015	2014
Operations:
Net investment income	$4,525,213	$5,002,144
Net realized gain (loss)	(11,366,837)	5,160,591
Net change in unrealized appreciation (depreciation)	(58,073,842)	100,491,541

Net increase (decrease) in net assets resulting from operations	(64,915,466)	110,654,276

Distributions to Shareholders from:
Net investment income	(3,766,026)	(4,304,683)

Shareholder Transactions:
Proceeds from shares sold	193,226,762	101,931,040
Value of shares repurchased	(217,058,971)	(16,729,956)
Transaction fees	857,510	236,899

Net increase (decrease) in net assets resulting from shares transactions	(22,974,699)	85,437,983

Increase (decrease) in Net Assets	(91,656,191)	191,787,576

Net Assets:
Beginning of year	566,342,712	374,555,136

End of year	$474,686,521	$566,342,712

Undistributed net investment income at end of year	$38,889	$11,744

Changes in Shares Outstanding:
Shares sold	8,800,000	4,850,000
Shares repurchased	(10,400,000)	(1,000,000)
Shares outstanding, beginning of year	25,200,000	21,350,000

Shares outstanding, end of year	23,600,000	25,200,000

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9

Financial Highlights

PowerShares India Portfolio (PIN)

	For the Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value at beginning year	$22.47	$17.54	$17.94	$20.04	$25.32
Net investment income(a)	0.17	0.22	0.19	0.14	0.14
Net realized and unrealized gain (loss)	(2.41)	4.89	(0.49)	(2.20)	(5.31)
Total from investment operations	(2.24)	5.11	(0.30)	(2.06)	(5.17)
Distributions to shareholders from:
Net investment income	(0.15)	(0.19)	(0.16)	(0.13)	(0.15)
Return of capital	–	–	–	–	(0.04)
Total distributions	(0.15)	(0.19)	(0.16)	(0.13)	(0.19)
Transaction fees(a)	0.03	0.01	0.06	0.09	0.08
Net asset value at end of year	$20.11	$22.47	$17.54	$17.94	$20.04
Market price at end of year(b)	$19.91	$22.58	$17.28	$17.85	$19.86
Net Asset Value, Total Return(c)	(9.88)%	29.30%	(1.29)%	(9.84)%	(20.24)%
Market Value, Total Return(c)	(11.21)%	31.66%	(2.20)%	(9.39)%	(21.21)%
Ratios/ Supplemental Data:
Net assets at end of year (000’s omitted)	$474,687	$566,343	$374,555	$371,398	$401,716
Ratio to average net assets of:
Expenses	0.82%	0.85%	0.82%	0.81%	0.79%
Net investment income	0.78%	1.14%	1.08%	0.78%	0.62%
Portfolio turnover rate(d)	68%	49%	117%	134%	82%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and sale at the market price on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10

Notes to Consolidated Financial Statements

PowerShares India Exchange-Traded Fund Trust

October 31, 2015

Note 1. Organization

PowerShares India Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on August 3, 2007 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2015, the Trust offered one portfolio, the PowerShares India Portfolio (PIN), an exchange-traded index fund (the “Portfolio”). The Portfolio carries out its investment strategy by investing substantially all of its assets in PowerShares Mauritius, a wholly-owned subsidiary organized in Mauritius (the “Subsidiary”). The Subsidiary invests at least 90% of its total assets in securities that comprise the Indus India Index (the “Underlying Index”), as well as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) based on securities in the Underlying Index. Invesco PowerShares Capital Management LLC (the “Adviser”) serves as the investment adviser to both the Portfolio and the Subsidiary (collectively the “Fund”). Through such investment structure, the Fund expects to obtain benefits from a tax treaty between Mauritius and India (the “Tax Treaty”). To obtain benefits under the Tax Treaty, the Subsidiary must meet certain tests and conditions, including the establishment of Mauritius tax residence.

The Portfolio’s shares (“Shares”) are listed on NYSE Arca, Inc. The market price of a Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, Shares are not individually redeemable securities of the Fund.

The investment objective of the Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of the Underlying Index.

Note 2. Significant Accounting Policies

The preparation of the financial statements on a consolidated basis in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements, including estimates and assumptions related to taxation. Actual results could differ from those estimates. In addition, the Fund monitors for material events or transactions that may occur or become known after the period end date and before the date the consolidated financial statements are released to print. All inter-company accounts and transactions have been eliminated in consolidation. The following is a summary of the significant accounting policies followed by the Fund in preparation of its consolidated financial statements.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

11

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Fund does not utilize investing strategies that seek returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest, through the Subsidiary, a greater portion of its assets in securities of individual issuers than diversified funds, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Equity Risk. Equity risk is the risk that the value of the securities the Subsidiary holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Subsidiary holds participate or factors relating to specific companies in which the Subsidiary invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Subsidiary holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Subsidiary holds. In addition, securities of an issuer in the Subsidiary’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Currency Risk. The Fund, through the Subsidiary, invests in Indian rupee-denominated equity securities of Indian issuers. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the Indian rupee depreciates against the U.S. dollar, even if the value of the Subsidiary’s holdings, measured in Indian rupees, increases.

Indian Securities Risk. Investment in Indian securities involves risks in addition to those associated with investments in securities of issuers in more developed countries, which may adversely affect the value of the Fund’s assets. Such heightened risks include, among others, political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets. In addition, religious and border disputes persist in India. Certain restrictions on foreign

12

investment may decrease the liquidity of the Fund’s portfolio or inhibit the Fund’s ability to track the Underlying Index. The Fund’s investment in securities of issuers located or operating in India as well as its ability to track the Underlying Index may be limited or prevented at times, due to the limits on foreign ownership imposed by the Reserve Bank of India.

Regulatory Risk. The Adviser is a qualified foreign institutional investor (“FII”) with the Securities and Exchange Board of India (“SEBI”), and the Subsidiary is registered as a sub-account with the SEBI in order to obtain certain benefits relating to the Fund’s ability to make and dispose of investments. There can be no assurances that the Indian regulatory authorities will continue to grant such qualifications, and the loss of such qualifications could adversely impact the ability of the Fund to make investments in India.

The Subsidiary’s investments will be made in accordance with investment restrictions prescribed under the FII regulation. If new policy announcements or regulations in India are made which require retrospective changes in the structure or operations of the Fund, these may adversely impact the performance of the Fund.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind because of the nature of the Subsidiary’s investments. As such, investments in the Shares may be less tax efficient than investments in conventional ETFs.

C. Federal Income Taxes

The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales and passive foreign investment company adjustments, if any.

The Fund files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

The Subsidiary shall endeavor to: (i) comply with the requirements of the Tax Treaty; (ii) be a tax resident of Mauritius; and (iii) maintain its central management and control in Mauritius, and therefore the Fund’s management believes that the Subsidiary shall be eligible to obtain the benefits of the Tax Treaty. As a result, after considering the benefit of the Tax Treaty, with respect to Indian taxes, the Fund is not expected to be subject to capital gains tax in India on the sale of Indian securities but is expected to be subject to Indian withholding tax on interest earned on Indian debt securities at rates that may vary from 5% to 20% (plus applicable surcharges and education cess), depending on the nature of the underlying debt security. Dividends from Indian companies are paid to the Fund free of Indian tax. With respect to Mauritian taxes, the Fund is expected to be subject to an effective rate of tax of 3% of its net dividend and interest income and is not expected to be subject to taxes on capital gains. There is no assurance that the terms of the Tax Treaty will not be subject to renegotiation or a different interpretation of the Tax Treaty in the future or that the Subsidiary will continue to be deemed a tax resident by Mauritius, allowing favorable tax treatment. Any change in the provisions of this Tax Treaty or in its applicability to the Subsidiary could result in the imposition of withholding and other taxes on the Subsidiary by India, which would reduce the return to the Fund on its investment.

In 2012, the Government of India enacted certain legislative amendments to its existing income tax laws, including a General AntiAvoidance Rule (“GAAR”), which empowers the Indian Revenue Authorities to disregard structures that lack commercial substance. These rules were scheduled to take effect in 2015-2016 but on February 28, 2015 the Union Budget proposed to defer GAAR by two more years. These new rules, if applied by the Indian Revenue Authorities to the Fund, could affect benefits received under the Tax Treaty. Additionally, GAAR includes provisions that impose Indian tax on certain transfers of shares of an Indian company. However, until more definitive guidance on the legislative changes is available, the impact to the Fund, if any, cannot be determined at this time.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the

13

Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

The Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

G. Dividends and Distributions to Shareholders

The Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, the Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s consolidated financial statements as a tax return of capital at fiscal year-end.

H. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of the Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, the Fund has agreed to pay the Adviser an annual unitary management fee of 0.78% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Fund is not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for the Fund with Indus Advisors LLC (the “Licensor”). The Underlying Index name trademark is owned by the Licensor. The trademark has been licensed to the Adviser for use by the Fund. The Fund is entitled to use the Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Fund is not sponsored, endorsed, sold or

14

promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in the Fund. The Fund is not a party to the licensing agreement.

The Trust has entered into service agreements whereby Brown Brothers Harriman & Co. serves as the administrator, custodian, fund accountant and transfer agent for the Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2015, all securities in the Fund were valued based on Level 1 inputs (see the Consolidated Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2015 and 2014:

	2015	2014
Ordinary Income	$3,766,026	$4,304,683

Tax Components of Net Assets at Fiscal Year-end:

Undistributed Ordinary Income	Net Unrealized Appreciation— Investments	Net Unrealized (Depreciation)— Other	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
$38,899	$57,716,450	$(5,309)	$(74,369,792)	$491,306,273	$474,686,521

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had capital loss carryforwards as of October 31, 2015, which expire as follows:

	Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
October 31, 2016	$477,398	$—	$477,398
October 31, 2017	2,620,805	—	2,620,805
October 31, 2018	2,587,911	—	2,587,911
October 31, 2019	15,322,005	—	15,322,005
Not subject to expiration	22,569,967	30,791,706	53,361,673
Total capital loss carryforward	$43,578,086	$30,791,706	$74,369,792

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

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Note 6. Investment Transactions

For the fiscal year ended October 31, 2015, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, if any) were $394,821,641 and $417,974,442, respectively.

At October 31, 2015, the aggregate cost and the net unrealized appreciation of investments for tax purposes were as follows:

Aggregate unrealized appreciation of investment securities	$163,783,026
Aggregate unrealized (depreciation) of investment securities	(106,066,576)

Net unrealized appreciation (depreciation) of investment securities	$57,716,450

Cost of investments for tax and financial reporting purposes is the same.

Note 7. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of investment activity, on October 31, 2015, undistributed net investment income was decreased by $732,032 and undistributed net realized gain (loss) was increased by $732,032. These reclassifications had no effect on the net assets of the Fund.

Note 8. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Fund to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”) and an Officer of the Trust. The Adviser, as a result of the Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Fund.

Note 9. Capital

Shares are created and redeemed by the Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. Unlike most ETFs, the Fund currently effects creations and redemptions principally in exchange for the deposit or delivery of cash, rather than principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). If an in-kind transaction is permitted, there will be a balancing cash component to equate the transaction to the NAV per Share of the Fund on the transaction date. However, cash in an amount equivalent to the value of certain securities may be substituted for any otherwise permitted in-kind transaction, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Fund permits transactions in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

The Fund charges certain transaction fees for creations and redemptions which are treated as increases in capital, which are shown in the Consolidated Statement of Changes in Net Assets as Transaction Fees.

Transactions in the Fund’s Shares are disclosed in detail in the Consolidated Statement of Changes in Net Assets.

Note 10. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Also, under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve, future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares India Exchange-Traded Fund Trust:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of PowerShares India Portfolio (a portfolio of PowerShares India Exchange-Traded Fund Trust, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 23, 2015

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Fees and Expenses

As a shareholder of the PowerShares India Portfolio (the “Fund”), you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2015.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expense Paid During the Six-Month Period(1)
Actual	$1,000.00	$957.10	0.84%	$4.17
Hypothetical (5% return before expenses)	1,000.00	1,020.95	0.84	4.30

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2015. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on annualized data in the Financial Highlights.

18

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31 2015:

Qualified Dividend Income*	Dividends-Received Deduction*
100.00%	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Trustees and Officers

The Independent Trustees, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

The Trustees and officers information is current as of October 31, 2015.

Name, Address and Year of Birth of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	125	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	125	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2008	Senior Director of Finance, By The Hand Club for Kids (2015-Present); Formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	125	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	125	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all exchange-traded fund trusts (including all of their portfolios) advised by the Adviser. At October 31, 2015, the “Fund Family” consisted of the Trust’s 1 portfolio and four other exchange-traded fund trusts with 124 portfolios advised by the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During the Past 5 Years
Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2008	Chairman, Performance Trust Capital Partners (2004-Present).	125	None

Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	125	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2008	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	125	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all exchange-traded fund trusts (including all of their portfolios) advised by the Adviser. At October 31, 2015, the “Fund Family” consisted of the Trust’s 1 portfolio and four other exchange-traded fund trusts with 124 portfolios advised by the Adviser.

21

Trustees and Officers (continued)

The Trustee who is an “interested person” (the “Non-Independent Trustee”) and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	125	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all exchange-traded fund trusts (including all of their portfolios) advised by the Adviser. At October 31, 2015, the “Fund Family” consisted of the Trust’s 1 portfolio and four other exchange-traded fund trusts with 124 portfolios advised by the Adviser.

22

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—U.S. Strategy and Marketing (2010-Present) and Principal Executive Officer (2015-Present), Invesco PowerShares Capital Management LLC; Managing Director, Head of U.S. Retail Distribution (2012-Present) and Global ETFs (2010-Present) for Invesco Ltd.; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007), Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-2012) and Director, Invesco Distributors, Inc. (2012-2015).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Invesco Financial Services Ltd. and Trimark Investments Ltd. (2014-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

23

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (2013-Present).

Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (2014-Present); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director, Invesco PowerShares Capital Management LLC (2013-Present); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco PowerShares Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013), U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC; formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

24

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Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on FORM N-Q. The Form N-Qs will be available on the Commission’s website at www.sec.gov. The Trust’s FORM N-Qs may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2015 Invesco PowerShares Capital Management LLC		P-PIN-AR-1
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2015.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has three “audit committee financial experts” serving on its Audit Committee: Mr. Marc M. Kole, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these Audit Committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

PricewaterhouseCoopers LLP (“PwC”) billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2015	(e ) (2) Percentage of Services Approved for Fiscal Year End 2015 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2014	(e ) (2) Percentage of Services Approved for Fiscal Year End 2014 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit Fees	$32,275	N/A	$31,332	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$7,385	0%	$12,169	0%
All Other Fees	$0	0%	$0	0%
Total Fees	$39,660	0%	$43,501	0%

(1)

For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than

5% of the aggregate audit and non-audit fees paid by the Registrant during the fiscal year in which services are provided; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)

Tax fees for the fiscal year ended October 31, 2015 include fees billed for reviewing tax returns, 2015 excise tax returns and excise tax distribution calculations. Tax fees for the fiscal year ended October 31, 2014 included fees billed for reviewing tax returns, 2014 excise tax returns and excise tax distribution calculations and international tax research.

Fees Billed by PWC Related to PowerShares and PowerShares Affiliates

PwC billed Invesco PowerShares Capital Management LLC (“PowerShares”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with PowerShares that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to PowerShares and Affiliates for the last two fiscal years.

	Fees Billed for Non- Audit Services Rendered to the Adviser and Affiliates for fiscal year end 2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non- Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to the Adviser and Affiliates for fiscal year end 2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non- Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees(2)	$574,000	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees(2)	$3,750,000	0%	$0	0%
Total Fees	$4,324,000	0%	$574,000	0%

(1) For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, PowerShares and Affiliates to PwC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2) Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

All Other fees for the year end 2015 include fees billed related to reviewing the operating effectiveness of strategic projects.

(e ) (1) Audit Committee Pre Approval Policies and Procedures

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committee of

the PowerShares Funds (the “Funds”)

Adopted June 26, 2009, amended March 12, 2015

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next quarterly scheduled Audit Committee meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and pre-approval procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(f) Not applicable.

(g) PwC billed the Registrant aggregate fees of $7,385 for the fiscal year ended October 31, 2015 and $12,169 for the fiscal year ended October 31, 2014 for non-audit services rendered to the Registrant.

Including the fees for services not required to be pre-approved by the registrant’s audit committee, PwC billed PowerShares and Affiliates aggregate non-audit fees of $8,411,000 for the fiscal year ended 2015 and $4,661,000 for the fiscal year ended 2014, for non-audit services rendered to PowerShares and Affiliates.

(h) The above information shows the amount of fees that PwC billed during the Registrant’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PwC provided to PowerShares and Affiliates that related directly to the Registrant’s operations or financial reporting. The Audit Committee also received information from PwC about any non-audit services that PwC rendered during the Registrant’s last fiscal year to PowerShares and Affiliates that were not required to be pre-approved by the Audit Committee. The Audit Committee considered this information in evaluating PwC’s independence.

In addition, PwC, the Independent Accountant to the Registrant, has advised the Audit Committee of the Board of Trustees of the Registrant (the “Audit Committee”) that it identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients.

Specifically, the Loan Rule provides, in relevant part, that an accounting firm is not independent if it receives a loan from an audit client or it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Pursuant to the SEC’s interpretation of the Loan Rule, some of PwC’s relationships with lenders who also own shares of one or more funds within the Invesco investment company complex may implicate the Loan Rule.

However, after evaluating the facts and circumstances related to its lending relationships, PwC informed the Audit Committee that (1) PwC’s ability to exercise objective and impartial judgment with respect to its audits of the Registrant’s financial statements was not, and will not be, impaired; (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion; and (3) PwC’s independence was not impaired and that it remained independent in conducting its audit of the Registrant’s financial statements. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders have no influence over the investment adviser to the Registrant, or the Registrant, and that the individuals at PwC who arranged the lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audit of the Registrant’s financial statements.

On June 20, 2016, the Staff of the Securities and Exchange Commission (the “SEC”) issued a “no-action” letter confirming that it would not recommend that the SEC commence enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter were substantially similar to the circumstances that called into question PwC’s independence under the Loan Rule with respect to the Registrant. PwC has confirmed that it meets the conditions of the no-action relief. The Adviser and the Registrant believe that the Registrant can rely on the relief granted in the no-action letter and continue to issue financial statements that are audited by PwC.

If, in the future, the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the no-action letter, the Registrant will need to take other actions for the Registrant’s filings containing financial statements to be compliant with applicable securities laws.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists of the independent trustees. The Audit Committee members are Marc M. Kole, Gary R. Wicker and Donald H. Wilson.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940), that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2) Certifications of the Registrant’s President and Treasurer pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3) Not Applicable.

(b) Certifications of the Registrant’s President and Treasurer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PowerShares India Exchange-Traded Fund Trust

By: /s/ Daniel E. Draper

Name: Daniel E. Draper

Title: President

Date: July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Daniel E. Draper

Name: Daniel E. Draper

Title: President

Date: July 8, 2016

By: /s/ Steven Hill

Name: Steven Hill

Title: Treasurer

Date: July 8, 2016